UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

May 2, 2016
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

John Wiley & Sons, Inc., (NYSE: JWa, JWb) issued a press release today announcing that the Wiley Board of Directors has elected William Pence, Global Chief Technology Officer at AOL, to join the Board effective May 1, 2016.  Mr. Pence’s election to the board will be for a term up until the next annual meeting of shareholders.  Mr. Pence will be a member of the Board’s Technology Committee.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release dated May 2, 2016 announcing director appointment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2016

John Wiley & Sons, Inc.

By:

Mark J. Allin
President, Chief Executive Officer and Director
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INDEX TO EXHIBITS

Exhibit
Number                              Description

99.1                                    Press Release dated May 2, 2016 announcing director appointment